Summary Prospectus

Bitwise Crypto Industry Innovators ETF

(NYSE Arca—BITQ)

May 1, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.bitqetf.com. You can also get this information at no cost by calling (866) 880-7228 or by sending an email request to investors@bitwiseinvestments.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus.

Bitwise Crypto Industry Innovators ETF

Investment Objective

The Fund seeks investment results that, before fees and expenses, correspond generally to the total return performance of the Bitwise Crypto Innovators 30 Index (the “Index”).

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

Year 1	Year 3	Year 5	Year 10

$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal period from April 1, 2025 through December 31, 2025, the portfolio turnover rate of the Fund was 56% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in securities comprising the Index and in depositary receipts representing securities of the Index. The Index was designed by Bitwise Index Services, LLC (the “Index Provider”) to measure the performance of companies involved in servicing the cryptocurrency markets, including crypto mining firms, crypto mining equipment suppliers, crypto financial services companies, and other financial institutions servicing primarily crypto-related clientele (i.e., the crypto ecosystem). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of Crypto Innovators, as defined below.

In constructing the Index, the Index Provider identifies a two-tiered universe of companies as follows:

1)      Tier 1 Companies (“Crypto Innovators”). Companies that: (a) derive more than 75% of their revenue directly from the crypto ecosystem; or (b) have more than 75% of their net assets accounted for by direct holdings of bitcoin or ether; and, in either case, are not involved in bankruptcy proceedings. Crypto Innovators will make up 85% of the Index at the time of each rebalance.

2)       Tier 2 Companies. Companies that are not classified as Crypto Innovators, have a market capitalization of at least $10 billion, and either: (a) have a significant dedicated business initiative explicitly focused on the crypto ecosystem that is reported in at least one of the company’s official quarterly or annual filings from the past 12 months, including initiatives involving the purchase, sale, development, custody, mining, trading, transacting in, processing transactions with, or holding of crypto assets or derivative instruments that track the value of crypto assets; or (b) hold at least $100 million of bitcoin or ether as a balance sheet asset. Tier 2 Companies will make up 15% of the Index at the time of each rebalance.

Companies identified as part of the universe described above are then subject to certain eligibility criteria, including that the company’s shares be listed on an eligible stock exchange, as determined by the Index Provider. Companies are also screened for size (companies must have a minimum market capitalization of at least $100 million at the time of initial inclusion), liquidity (shares must have a three-month average daily traded value of at least $1 million), and free float (shares must have a free float, which refers to the portion of shares publicly available for purchase on the secondary market, of at least 10%). Shares of common stock, units, tracking stocks, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) are eligible for inclusion in the Index. Where securities of eligible companies have multiple share classes listed on major exchanges, the most liquid share class is included as determined by the average daily traded value for the six-month period preceding the date companies are screened for inclusion. The Index may include securities of non-U.S. issuers (including emerging market issuers), China A-shares (shares of mainland China-based companies that trade on the Chinese stock exchanges), and securities issued in an initial public offering (“IPO”). The Index may include companies that only have indirect involvement in the crypto ecosystem.

After applying the above screening criteria, the Index comprises the top 20 Crypto Innovators and the top 10 Tier 2 Companies, in each case selected by market capitalization. Crypto Innovators are weighted according to free float-adjusted market capitalization and Tier 2 Companies are equally weighted. For all companies included in the Index, the exposure to the securities of any single issuer is limited to 10%. The Index is reconstituted and rebalanced on a quarterly basis. If, in between quarterly rebalances, the cumulative weight of Crypto Innovators falls below 80% of the Index, the Index Provider will implement a special rebalance to restore the cumulative weight of Crypto Innovators to be 85% of the Index.

The Fund will not invest in crypto assets directly or through the use of derivatives. The Fund also will not invest in initial coin offerings. The Fund may, however, have indirect exposure to crypto assets by virtue of its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments. Because the Fund will not invest directly in any cryptocurrency, it will not track the price movements of any cryptocurrency.

The Fund employs a “passive management” investment strategy designed to track the performance of the Index. Bitwise Investment Manager, LLC (the “Adviser”) generally will use a replication methodology, meaning it will invest in all of the securities comprising the Index in proportion to their respective weightings in the Index. However, the Adviser may utilize a sampling methodology under various circumstances, including when it may not be possible or practicable to purchase all of the securities in the Index. The Adviser expects that over time, if the Fund has sufficient assets, the correlation between the Fund’s performance, before fees and expenses, and that of the Index will be 95% or better. A figure of 100% would indicate perfect correlation.

The Fund may invest up to 20% of its total assets in investments that are not included in the Index, but that the Adviser believes will help the Fund track the performance of the Index.

The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Index concentrates in an industry or group of industries. As of March 1, 2026, the Fund was concentrated in companies comprising the information technology sector, although this may change from time to time.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”).

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Market Risk. Market risk is the risk that a particular investment, or Fund Shares in general, may fall in value. Securities are subject to market fluctuations caused by real or perceived adverse economic, political, and regulatory factors or market developments, changes in interest rates, disruptions to trade, impositions of tariffs and perceived trends in securities prices. Fund Shares could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, natural disasters, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of Fund Shares, the liquidity of an investment, and may result in increased market volatility. During any such events, Fund Shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on Fund Shares may widen and the returns on investment may fluctuate.

Crypto Industry Innovators Risk. The Fund invests in equity securities of companies that derive a substantial portion of their revenues from activities related to the cryptocurrency and digital asset ecosystem (Crypto Innovators). These companies are highly dependent on the development, adoption, and functioning of digital asset networks and markets. As a result, the value of securities issued by such companies may be highly volatile and may decline significantly if interest in digital assets decreases, if the market price of cryptocurrencies declines, or if the broader digital asset ecosystem experiences disruptions. Because many Crypto Innovators generate revenue directly from activities such as cryptocurrency trading, transaction processing, custody, mining, or holding digital assets on their balance sheets, their financial performance may be significantly correlated with the price movements and market sentiment associated with cryptocurrencies such as bitcoin and ether. The cryptocurrency market has historically experienced extreme price volatility, rapid changes in investor sentiment, and significant drawdowns over short periods of time, and such volatility may adversely affect the financial condition, operating results, and market valuations of Crypto Innovators. The business models of many Crypto Innovators are relatively new and may depend on technologies that are still developing. Companies engaged in cryptocurrency mining or digital asset infrastructure rely on specialized hardware, significant electricity consumption, and access to computing resources, and their profitability may be affected by increases in energy costs, changes in mining difficulty, technological obsolescence, or competition from more efficient mining operations. Companies that operate cryptocurrency trading platforms or provide digital asset financial services depend heavily on trading activity and user adoption, which may fluctuate dramatically during periods of market stress or declining cryptocurrency prices. Stablecoin issuers and related financial infrastructure companies may be affected by regulatory developments, questions regarding reserve assets, redemption mechanisms, or the broader stability of the stablecoin ecosystem. Crypto Innovators are also subject to substantial regulatory uncertainty. Governments and regulators in the United States and abroad have taken differing and evolving approaches to regulating digital assets, cryptocurrency trading platforms, stablecoins, mining operations, and other digital asset activities. New laws, regulations, or enforcement actions could significantly restrict the ability of Crypto Innovators to conduct their business, impose additional compliance costs, or cause certain digital asset activities to become uneconomic or unlawful in particular jurisdictions. Regulatory actions could also reduce liquidity or participation in digital asset markets, which could adversely affect the revenues and valuations of companies operating in the sector. In addition, Crypto Innovators may be exposed to operational and technological risks unique to the digital asset ecosystem. These risks include cybersecurity breaches, loss or theft of digital assets, failures in blockchain networks or related infrastructure, errors in smart contracts or transaction processing systems, and disruptions to digital asset custody or settlement systems. Because many companies in the sector rely on complex software systems and digital infrastructure, they may be particularly vulnerable to hacking, system failures, or technological flaws. Such events could result in financial losses, reputational damage, regulatory scrutiny, or litigation. The market for securities of Crypto Innovators may also be relatively concentrated. A significant portion of the Fund’s portfolio may consist of companies engaged in cryptocurrency mining, digital asset trading platforms, and companies holding substantial amounts of cryptocurrency on their balance sheets. These companies may be sensitive to similar economic, technological, and regulatory developments, which may increase the risk that the Fund’s investments will experience correlated declines. As a result, negative developments affecting the digital asset ecosystem, including declines in cryptocurrency prices, reduced network activity, changes in regulatory policy, or technological disruptions, may have a disproportionate and adverse impact on the Fund’s investments. Finally, many Crypto Innovators operate in rapidly evolving and highly competitive industries. Technological innovation, new digital asset protocols, competing blockchain networks, or new financial technologies may reduce the demand for existing digital asset services or render certain business models obsolete. Companies that are currently leaders in the digital asset ecosystem may fail to maintain their competitive advantages, and new entrants may displace existing market participants. Any such developments could adversely affect the financial performance and market value of Crypto Innovators and, in turn, the value of the Fund’s investments.

Blockchain and Cryptocurrency Ecosystem Risk. The technology relating to the blockchain and cryptocurrency industry ecosystem is new and developing and the risks associated with crypto assets may not fully emerge until the technology is widely used. Technologies utilizing cryptography are used by companies to optimize their business practices, whether by using the technology within their business or operating business lines involved in the operation of the technology. Cryptography refers to a set of techniques designed to allow for secure communication in the presence of adversarial behavior. Blockchain is a well-known example of a technology that relies on cryptography. A blockchain is comprised of unchangeable, digitally recorded data in packages called “blocks.” These digitally recorded blocks of data are stored in a linear “chain.” Each block in the chain contains data (e.g., a transaction), that is cryptographically connected to the previous block in the chain, ensuring all data in the overall “blockchain” has not been tampered with and remains unchanged. The cryptographic keys necessary to transact a crypto asset may be subject to theft, loss, or destruction, which could adversely affect a company’s business or operations if it were dependent on such an asset. Competing platforms and technologies may be developed such that consumers or investors use an alternative to crypto assets. There may be risks posed by the lack of regulation for crypto assets and any future regulatory developments could affect the viability and expansion of the use of blockchain and cryptocurrency technologies. Recently, U.S. securities regulators have brought actions against companies operating in the blockchain and cryptocurrency industry ecosystem for violations of U.S. securities laws. To the extent such an action is brought against a company held by the Fund, the value of such a holding could decrease significantly. Because companies operating in the blockchain and cryptocurrency industry ecosystem may operate across many national boundaries and regulatory jurisdictions, it is possible that such companies may be subject to widespread and inconsistent regulation. Blockchain and cryptocurrency industry companies that rely on third party products may be subject to technical defects or vulnerabilities beyond a company’s control. Because many crypto assets do not have a standardized exchange, like a stock market, there is less liquidity for such assets and greater possibility of volatility, fraud or manipulation. The values of certain companies included in the Fund’s portfolio may not entirely be a reflection of their connection to the blockchain and cryptocurrency industry ecosystem, but may be based on other business operations. In addition, these companies may engage in other lines of business unrelated to the blockchain and cryptocurrency industry ecosystem and these lines of business could adversely affect their operating results. Such companies may be engaged in activities traditionally comprising the information technology sector and financial sectors. These companies also may not be able to develop crypto technology applications or may not be able to capitalize on those applications. Technologies also may never be fully implemented, which could adversely affect an investment in such companies. Companies that use crypto technologies may be subject to cybersecurity risk. In addition, certain features of blockchain and cryptocurrency industry technologies, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of crypto technologies and adversely affect companies included in the Fund’s portfolio. Blockchain and cryptocurrency industry companies may be subject to the risks posed by conflicting intellectual property claims, which may reduce confidence in the viability of a crypto asset. Certain of the Fund’s investments, including investments in companies with direct holdings of crypto assets may be subject to the risks associated with investing in such assets. Such companies may be subject to the risk that: the technology that facilitates the transfer of the crypto asset could fail; the decentralized, open source protocol of the blockchain network utilized by a company held by the Fund could be affected by Internet connectivity disruptions, fraud, consensus failures or cybersecurity attacks; such network may not be adequately maintained by its participants; because crypto assets are a new technological innovation with a limited history, they are highly speculative assets and may experience extreme price volatility; future regulatory actions or policies may limit the ability to sell, exchange or use a crypto asset; the price of a crypto asset may be impacted by the transactions of a small number of holders of such asset; and that a crypto asset will decline in popularity, acceptance or use, thereby impairing its price.

Bitcoin Risk. Although the Fund does not hold bitcoin directly, it invests in companies whose value is directly related to the value of bitcoin. Bitcoin remains a volatile and evolving asset subject to significant market fluctuations, uncertainty, and speculative investment interest. Although institutional participation, the development of regulated investment products, and broader market infrastructure have increased in recent years, the value of bitcoin continues to be influenced substantially by market sentiment, speculative demand, liquidity conditions and macroeconomic factors rather than traditional fundamental analysis. The further development and sustained acceptance of the Bitcoin network are dependent on a variety of complex factors, including technological developments, regulatory treatment, institutional participation, and broader public adoption. While regulatory oversight of bitcoin and digital asset markets has increased in certain jurisdictions, including the United States and Europe, the global regulatory environment remains fragmented and subject to change. Regulatory developments may include new legislation, enforcement actions against digital asset market participants, trading restrictions, taxation policies or changes in regulatory classification. Any such actions could materially affect the value, liquidity, or market structure of bitcoin. Bitcoin markets remain susceptible to fraud, market manipulation, theft, cybersecurity incidents and operational disruptions. Trading may occur on digital asset trading platforms that are not subject to the same regulatory oversight as traditional securities exchanges. Failures of market participants such as exchanges, custodians, lenders, or other intermediaries could negatively affect market confidence and liquidity. In addition, a significant concentration of bitcoin holdings among a relatively small number of holders may increase the risk that large transactions or coordinated trading activity could cause substantial price volatility. Technological risks remain inherent in bitcoin and the Bitcoin network. Although technological developments, including scaling technologies such as the Lightning Network, have sought to improve transaction efficiency and network usability, these technologies remain relatively new and may contain technical vulnerabilities, security risks, or operational limitations. Technical failures, software bugs, cyber attacks, or other disruptions could undermine confidence in the Bitcoin network and adversely affect the price of bitcoin. The potential for blockchain forks also continues to exist. Forks may occur when developers and network participants disagree regarding changes to the Bitcoin protocol. Such events could result in competing blockchain networks, market confusion, or dilution of value associated with bitcoin. Competition from alternative digital assets and blockchain networks remains significant. Other digital assets may offer technological features or use cases that differ from or improve upon those associated with bitcoin. Increased adoption of competing digital assets or payment systems could reduce demand for bitcoin and negatively affect its market value. Any of these risks, individually or collectively, could materially and adversely affect the acceptance and market value of bitcoin.

Ether Risk. Although the Fund does not hold ether directly, it invests in companies whose value is directly related to the value of ether. Ether is subject to significant volatility, rapid price fluctuations, and uncertainty. Although ether has experienced increased institutional attention, technological development, and broader adoption in recent years, its value continues to be influenced by market sentiment, speculative investment activity, macroeconomic conditions, and technological developments rather than traditional fundamental analysis. The Ethereum blockchain is an evolving technology platform that continues to undergo significant upgrades intended to improve scalability, security, and functionality. In recent years, the Ethereum network transitioned from a Proof of Work consensus mechanism to a Proof of Stake consensus mechanism. Additional upgrades and scalability solutions, including rollups and other Layer 2 technologies, continue to be developed and implemented. While these developments are intended to enhance network efficiency and usability, technological changes introduce risks including coding errors, software vulnerabilities, delays in development, network disruptions, or unintended economic consequences that could negatively affect investor confidence, network adoption, or the value of ether. The regulatory environment for ether and the Ethereum blockchain remains uncertain and continues to evolve globally. Regulatory authorities may take differing or inconsistent approaches regarding the classification, trading, custody or taxation of ether. Regulatory actions may include enforcement proceedings, new legislation or regulatory guidance affecting digital asset markets. Changes in the regulatory classification of ether, including the possibility that ether could be treated differently under securities, commodities, or other regulatory regimes, could materially affect ether’s value, liquidity, or market perception. The Ethereum ecosystem relies extensively on smart contracts and decentralized applications that operate on the Ethereum blockchain. Smart contracts are computer code designed to automatically execute transactions or other functions. Although smart contracts enable a wide range of decentralized finance and blockchain applications, they are subject to risks including coding vulnerabilities, exploitation, hacking incidents, and design flaws. Security breaches involving decentralized finance platforms, decentralized exchanges, or other smart contract based systems have resulted in significant financial losses in the past and could negatively affect market sentiment, investor confidence, and the value of ether. Competition from other blockchain networks remains significant. Alternative Layer 1 blockchain platforms, including networks such as Solana, Avalanche, Cardano, Polkadot, and others, may offer technological advantages such as faster transaction speeds, lower fees, improved scalability or specialized features. The successful adoption and development of competing blockchain ecosystems could reduce Ethereum’s market share, developer activity, or network usage and could negatively affect the long-term value of ether. The Ethereum network may also face governance risks. Decisions regarding protocol upgrades, network parameters or other changes are generally determined through decentralized processes involving developers, validators and other network participants. Disagreements among participants or failures to achieve consensus could lead to contentious blockchain forks, fragmentation of the network, or diminished market confidence Any of these risks, individually or collectively, could materially and adversely affect the acceptance and market value of ether.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.

Currency Risk. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or Fund Shares in general, may fall in value due to current market conditions. Global financial markets have experienced periods of elevated volatility driven by geopolitical conflict, changing monetary policy, regulatory developments and trade policy uncertainty, each of which may affect asset prices and market liquidity. Monetary policy remains uncertain and central banks may raise or lower interest rates depending on economic conditions, inflation trends, and financial stability considerations. Changes in interest rates may adversely affect financial markets, liquidity and the value of certain investments held by the Fund. U.S. regulators have proposed and adopted several changes to market and issuer regulations that may directly or indirectly affect the Fund and its investments. Any regulatory changes, including those relating to securities markets, derivatives markets, digital assets, market structure or disclosure requirements could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. The political and regulatory environment in the United States remains subject to change. Political developments, legislative activity, regulatory priorities and policy decisions may affect the regulatory landscape, financial markets and investor behavior. Changes in fiscal, tax, immigration, trade or other government policies may affect economic conditions and securities markets generally. Trade policy developments may also adversely affect financial markets and economic conditions. The United States has implemented and proposed tariffs and other trade restrictions affecting various trading partners, and foreign governments have implemented or may implement retaliatory trade measures. Trade policy uncertainty, including uncertainty regarding the scope, duration, and legal authority for tariffs or other trade restrictions, may disrupt global supply chains, reduce international trade, increase costs for businesses and consumers and contribute to market volatility. Geopolitical conflicts may also adversely affect global markets. Ongoing hostilities and military actions involving the United States, Iran, Israel, and other parties in the Middle East have heightened the risk of broader regional instability and have contributed to volatility in energy markets and global financial markets. Escalation of these or other regional conflicts could disrupt energy supplies, shipping routes, and global supply chains. In addition, the conflict between Russia and Ukraine continues to contribute to geopolitical risk and may affect global markets, particularly commodities and energy markets. The economies of the United States and its trading partners, as well as financial markets generally, may also be adversely impacted by geopolitical tensions or disputes. For example, tensions between the United States and China remain ongoing, including disputes relating to trade, technology, and national security. In addition, the Chinese government continues to assert territorial claims involving Taiwan. If geopolitical tensions involving China, Taiwan, or other regions escalate, or if other geopolitical conflicts develop or worsen, economies, markets, and individual securities may be adversely affected and the value of the Fund’s assets may decline. Technological developments may also significantly affect markets and the performance of the Fund. Rapid advances in artificial intelligence, automation and digital infrastructure may transform industries, alter labor markets, and lead to new regulatory frameworks. In addition, cybersecurity incidents involving government entities, financial institutions, market infrastructure providers, or other participants could disrupt operations, compromise sensitive information, and negatively impact financial markets or the Fund’s service providers. These events, and other unforeseen developments, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cybersecurity Risk. The Fund is susceptible to operational risks due to breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks due to efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or the issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cybersecurity, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Depositary Receipts Risk. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Emerging Markets Risk. Investments in securities issued by governments and companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Financial and other reporting by companies and government entities also may be less reliable in emerging market countries. Shareholder claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common stocks generally subject their holders to more risks than preferred stocks and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of the issuer.

Information Technology Companies Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

IPO Risk. The Fund may invest in shares recently issued in IPOs. Shares issued by companies that have recently conducted an IPO are often subject to extreme price volatility and speculative trading due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Companies Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by the Fund trade on non-U.S. exchanges or in non-U.S. markets that may be closed when the securities exchange on which Fund Shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed non-U.S. market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed non-U.S. market or when the non-U.S. market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

Non-Diversification Risk. As a “non-diversified” fund, the Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

Non-U.S. Securities Risk. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. Additionally, the Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. The Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index. Additionally, although the Fund follows a defined Index rebalance schedule, the Index Provider could determine to suspend or delay a rebalance to a market event, during which time the Fund’s index tracking error may be heightened and could negatively impact investors. Lastly, a stock included in the Index may not exhibit the factor trait or provide specific factor exposure for which it was selected, and consequently, the Fund’s holdings may not exhibit returns consistent with that factor trait.

Small- and Mid-Capitalization Companies Risk. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

Structural ETF Risks. The Fund is an ETF. Accordingly, it is subject to certain risks associated with its unique structure.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for ETFs, such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Costs of Buying and Selling Fund Shares. Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.

Premium/Discount Risk. As with all exchange-traded funds, Fund Shares may be bought and sold in the secondary market at market prices. The trading prices of Fund Shares in the secondary market may differ from the Fund’s daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Performance

The Fund was reorganized on or about October 27, 2025 from the Bitwise Crypto Industry Innovators ETF (the “Predecessor Fund”), a series of the Exchange Traded Concepts Trust, a Delaware statutory trust, into Bitwise Funds Trust, also a Delaware statutory trust. The Fund is a continuation of the Predecessor Fund and, therefore adopts the performance information of the Predecessor Fund (as shown below), which was managed by Exchange Traded Concepts, LLC. The Predecessor Fund commenced operations on May 11, 2021.

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index and a broad-based securities market index. All returns assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, https://www.bitqetf.com or by calling the Fund at (415) 707-3663.

The Fund’s highest quarterly return was 75.97% (quarter ended December 31, 2023) and the Fund’s lowest quarterly return was -67.94% (quarter ended June 30, 2022).

Average Annual Total Return as of December 31, 2025
Bitwise Crypto Industry Innovators ETF	1 Year	Since Inception (5/11/2021)
Return Before Taxes	18.40%	-3.39%
Return After Taxes on Distributions	18.40%	-3.39%
Return After Taxes on Distributions and Sale of Fund Shares	10.89%	-2.73%
Bitwise Crypto Innovators 30 Index (reflects no deduction for fees, expenses or taxes)	19.46%	-3.57%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	17.88%	13.02%

Management

Investment Adviser: Bitwise Investment Manager, LLC (“BIM” or the “Adviser”)

Investment Sub-Adviser: Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”)

Portfolio Managers: Jennifer Thornton (BIM), Daniela Padilla (BIM), Andrew Serowik (ETC), Todd Alberico (ETC), Gabriel Tan (ETC) and Brian Cooper (ETC) are the individuals that are primarily and jointly responsible for the day-to-day management of the Fund. Each has served as a portfolio manager since the Fund’s reorganization in October 2025.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.bitqetf.com.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser, Foreside Fund Services, LLC, the Fund’s distributor, may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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